PRUDENTIAL JENNISON BLEND FUND, INC.
(the “Fund”)

Supplement dated December 30, 2011

to the Prospectus dated October 31, 2011

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement of the Fund’s Prospectus and Statement of Additional Information.

Effective December 30, 2011, due to a change in responsibilities of the Fund’s portfolio managers, Jason McManus, under the supervision of co-portfolio manager Mehdi Mahmud, assumes primary responsibility for the quantitative analytics that support the team’s investment process. Mr. Mahmud and Mr. McManus previously had joint responsibility for the quantitative analytics.

To reflect this change, in the Prospectus under the caption “How The Fund Is Managed – Portfolio Managers,” the first paragraph is hereby deleted and replaced with the following:

Spiros "Sig" Segalas, Blair A. Boyer, David A. Kiefer, CFA, John P. Mullman, CFA, Jason McManus, and Mehdi Mahmud are the portfolio managers of the Fund. All of the Fund's portfolio managers have joint responsibility for the implementation of the Fund's investment strategy. This includes, but is not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, management of cash flows, rebalancing, and asset allocation. Mr. Boyer and Mr. Segalas are primarily responsible for the growth portion of the portfolio, Mr. Kiefer is primarily responsible for the value portion of the portfolio, and Mr. Mullman is primarily responsible for the small-cap and mid-cap portions of the portfolio. Mr. McManus, under the supervision of Mr. Mahmud, is primarily responsible for the quantitative analytics that support the team's investment process. Mr. Mahmud and Mr. McManus are responsible for managing the aggregate market capitalization and style exposure of the Fund.

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